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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 19, 2002

                         -------------------------------


                               WAREFORCE.COM, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada                           333-82327            84-0542988
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(State or other jurisdiction     (Commission File     (IRS Employer
of incorporation)                Number)              Identification No.)

2361 Rosecrans Avenue, Suite 155, El Segundo, CA      90245
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (310) 725-5555
                                                    --------------


                                      NONE
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          (Former name or former address, if changed since last report)

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Item 1. Changes in Control of Registrant.

     Not applicable.

Item 2. Acquisition or Disposition of Assets.

     Not applicable.

Item 3. Bankruptcy or Receivership.

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5. Other Events.

     The Registrant announced that effective July 18, 2002, Don Hughes, Chief Financial Officer and Secretary of the Registrant had resigned his positions as an officer.

Item 6. Resignations of Registrant's Directors.

     Not applicable.

Item 7. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

Item 8. Change in Fiscal Year.

     Not applicable.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WAREFORCE.COM, INC.
                                     (Registrant)

Date:  July 19, 2002                 By: /s/ Don Hughes
                                         ----------------------------
                                     Don Hughes, Chief Financial Officer